Investments Composition of Fixed Maturities by Maturity (Detail) $ in Millions	Dec. 31, 2015 USD ($)
Available for sale, cost
Less than one year	$ 4,532.3
One to five years	6,758.0
Five to ten years	3,934.1
Ten years or greater	119.1
Total	15,343.5	[1]
Available for sale, Fair value
Less than one year	4,530.9
One to five years	6,734.7
Five to ten years	3,940.3
Ten years or greater	121.9
Total	$ 15,327.8	[1]

[1]	Excludes $4.4 million related to our open interest rate swap positions.